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                                                                      EXHIBIT 23

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation of our report included in this Annual Report on Form 10-K of Advocat Inc. and Subsidiaries into the Company's previously filed Registration Statement File Numbers 33-93940, 33-93946 and 33-93950.



                                        ARTHUR ANDERSEN LLP


Nashville, Tennessee
April 2, 1999